COMSTOCK UPDATES ON ASSET SALES, CLOSES ON FINANCING
VIRGINIA CITY, NEVADA, December 19, 2022 – Comstock Inc. (NYSE: LODE) (“Comstock” or the “Company”) provided an update today on previously announced asset sales anticipated to close during the first quarter of 2023. The Company now expects more than $30 million in proceeds from the sale of certain non-mining properties and non-strategic investments, as well as collection of advances receivable. The Company is directly engaged with multiple parties and expects these transactions to close during the first quarter of 2023.
“We have made major advancements in just the past month on multiple fronts toward finalizing agreements and monetizing our non-strategic assets,” stated Mr. Corrado De Gasperis, Comstock’s executive chairman and chief executive officer.  “These transactions enable our growth businesses for meaningful decarbonization.”
The Company also announced today the closing of bridge financing in anticipation of completing the transactions above, pursuant to which the Company issued an 8.0% Convertible Promissory Note due March 16, 2024 (the “Convertible Note”) to an investor (the “Investor”). The Convertible Note was issued with an original aggregate principal amount of $3,150,000 (the “Face Value”) and a 5% original issue discount, corresponding to net proceeds of $3,000,000. Up to $2,000,000 of the Convertible Note is redeemable for cash 30-days following closing at 110% of the Face Value, plus interest.
DeGasperis added: “We have secured an excellent, safe financing that ensures the consummation of our asset sales with the flexibility to manage and minimize dilution, including the ability to redeem the substantial majority of the note upon receipt of proceeds from our asset sales while we maintain our pace of business commercialization.”
The Convertible Note is initially convertible into common stock of the Company at a price per share of $0.50. Starting 30 days after the closing for the Convertible Note, the conversion price is equal to 90% of the average of the five (5) lowest daily volume weighted average prices of the stock during the “Measurement Period.” The “Measurement Period” means the period starting on the trading day immediately after the day that the Investor receives common shares upon conversion of the Convertible Note and ending on the trading day immediately following the date upon which the aggregate dollar volume of the Company’s common stock traded on the trading market equals five (5) times the amount converted by the Investor on the relevant conversion, subject to a five (5) trading day minimum.
The Securities Purchase Agreement pursuant to which the Convertible Note was issued (the “Securities Purchase Agreement”) included customary representations and covenants for the sale and purchase of securities. In addition, the Securities Purchase Agreement has a covenant of the Investor not to take short positions in the Company’s stock while the Convertible Note is outstanding.
The foregoing descriptions of the Securities Purchase Agreement and the Convertible Note are qualified in their entirety by the Securities Purchase Agreement and the Convertible Note, which are included in a recently filed Form 8-K filed with Securities and Exchange Commission (“SEC”).

About Comstock
Comstock (NYSE: LODE) innovates technologies that contribute to global decarbonization and circularity by efficiently converting under-utilized natural resources into renewable fuels and electrification products that contribute to balancing global uses and emissions of carbon. The Company intends to achieve exponential growth and extraordinary financial, natural, and social gains by building, owning, and operating a fleet of advanced carbon neutral extraction and refining facilities, by selling an array of complementary process solutions and related services, and by licensing selected technologies to qualified strategic partners. To learn more, please visit www.comstock.inc.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future industry market conditions; future explorations or acquisitions; future changes in our exploration activities; future prices and sales of, and demand for, our products; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, taxes, earnings and growth. These statements are based on assumptions and assessments made by our management considering their experience and their perception of historical and current trends, current conditions, possible future developments, and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.

Contact information:
Comstock Inc. P.O. Box 1118 Virginia City, NV 89440 www.comstock.inc	Corrado De Gasperis Executive Chairman & CEO Tel (775) 847-4755 degasperis@comstockinc.com	Zach Spencer Director of External Relations Tel (775) 847-5272 Ext.151 questions@comstockinc.com